UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, Suite 1220
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 796-1760

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 2, 2016, Equity One, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a shelf registration statement on Form S-3, which became immediately effective upon filing and which replaced the Company’s previously filed shelf registration statement on Form S-3.

In connection with the filing of the shelf registration statement, the Company also filed with the SEC a prospectus supplement, dated March 2, 2016, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with respect to the Company’s existing at-the-market equity offering program (the “ATM Program”). Under the ATM Program, the Company may offer and sell up to 8,500,000 shares of its common stock from time to time to or through Deutsche Bank Securities Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the Company’s sales agents (the “Agents”), pursuant to separate Equity Distribution Agreements, dated November 10, 2015, between the Company and each of the Agents.

An opinion of Venable LLP with respect to the validity of shares of common stock that may be offered and sold pursuant to this prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: March 2, 2016	By:	/s/ Aaron Kitlowski
Aaron Kitlowski
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).